EXHIBIT 10.2

                  AMENDMENT NO. 1 TO CREDIT AGREEMENT


     This Amendment No. 1 to Credit Agreement (this "Amendment
Agreement") is entered into as of March 31, 1995 by and among Scotsman Group Inc., The Delfield Company, Scotsman Drink Limited, Whitlenge Drink Equipment Limited, Frimont S.p.A., Castel MAC S.p.A.
(collectively, the "Borrowers"), the undersigned lenders (the
"Lenders") and The First National Bank of Chicago, as agent (the
"Agent").

                          W I T N E S S E T H

     WHEREAS, the Borrowers, the Lenders and the Agent entered into that certain Credit Agreement dated as of April 29, 1994 (the "Credit Agreement"); and

     WHEREAS, the Borrowers, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions herein set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   Defined Terms.  Capitalized terms used herein and not otherwise
     -------------
defined herein shall have the meanings attributed to such terms in the Credit Agreement, as amended hereby.

2.   Amendments to Credit Agreement.
     ------------------------------

     2.1 Article I of the Credit Agreement is hereby amended by (a) deleting the definition of "Applicable Eurocurrency Margin" in its entirety and replacing it with the following:

     "Applicable Eurocurrency Margin" means, subject to the last sentence of this definition, for any period, the applicable of the following percentages in effect with respect to such period as the Interest Expense Coverage Ratio of Industries shall fall within the indicated ranges:




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
                                                       Applicable
     Interest Expense Coverage Ratio                 Eurocurrency Main
     -------------------------------                 -----------------
     Greater than
     or equal to         But less than
     -----------         -------------
     6.5:1.0             --------                             .50%
     5.0:1.0             6.5:1.0                              .75%
     -------             5.0:1.0                             1.00%

     The Interest Expense Coverage Ratio shall be calculated by Industries as of the end of each of its Fiscal Quarters commencing with the fourth Fiscal Quarter of 1994, and shall be reported to the Agent pursuant to a certificate executed by an Authorized Officer of Industries and delivered in accordance with
     Section 6.1(a) or (b) hereof, as applicable.  The Applicable
     ---------------------
     Eurocurrency Margin shall be adjusted, if necessary, as of the last day of each Fiscal Quarter, giving effect to the Interest Expense Coverage Ratio as of the last day of the immediately preceding Fiscal Quarter; provided, that if such certificate,
                               --------
     together with the financial statements to which such certificate relates, is not delivered to the Agent at least three (3) Business Days prior to the last day of the next Fiscal Quarter (except with respect to such information relating to the fourth Fiscal Quarter of each year, which shall be delivered no later than the last day of the next Fiscal Quarter), then the Applicable Eurocurrency Margin shall be equal to 1.00% until the next adjustment date. Until adjusted as described above, the Applicable Eurocurrency Margin shall be equal to 1.00%.

(b) deleting the definition of "Issuer" in its entirety and replacing it with the following:

     "Issuer" means the Lender which has been requested by Group to act as the issuer of a Facility Letter of Credit.

and (c) adding the following definition:

          "Commitment Fee Percentage" means, subject to the last sentence of this definition, for any period, the applicable of the following percentages in effect with respect to such period as the Interest Expense Coverage Ratio of Industries shall fall within the indicated ranges:

     Interest Expense Coverage Ratio         Commitment Fee Percentage
     -------------------------------         -------------------------

     Greater than
     or equal to         But less than
     -----------         -------------
     6.5:1.0             -------                                 .175%
     5.0:1.0             6.5:1.0                                  .20%
     -------             5.0:1.0                                  .25%

     The Interest Expense Coverage Ratio shall be calculated by Industries as of the end of each of its Fiscal Quarters, commencing with the fourth Fiscal Quarter of 1994, and shall be reported to the Agent pursuant to a certificate executed by an Authorized Officer of Industries and delivered in accordance with
     Section 6.1(a) or (b) hereof, as applicable.  The Commitment Fee
     ---------------------
     Percentage shall be adjusted, if necessary, as of the last day of each Fiscal Quarter, giving effect to the Interest Expense Coverage Ratio as of the last day of the immediately preceding Fiscal Quarter; provided, that if such certificate, together with
                     --------
     the financial statements to which such certificate relates, is not delivered to the Agent at least three (3) Business Days prior to the last day of the next Fiscal Quarter (except with respect to such information relating to the fourth Fiscal Quarter of each year, which shall be delivered no later than the last day of the next Fiscal Quarter), then the Commitment Fee Percentage shall be equal to .25% until the next adjustment date. Until adjusted as described above, the Commitment Fee Percentage shall be equal to .25%.

     2.2 Article II of the Credit Agreement is hereby amended by deleting the first sentence of Section 2.4(a) in its entirety and replacing it with the following:

     Group shall or shall cause the other Borrowers to pay to the Agent for the account of each Lender a commitment fee equal to the then applicable Commitment Fee Percentage per annum multiplied by the daily unused portion of such Lender's Commitment (based on the Current Dollar Equivalent of (i) the principal amount of the aggregate Loans and (ii) the aggregate amount of outstanding Facility Letter of Credit Obligations) from the date hereof to and excluding the Facility Termination Date, payable on each Payment Date hereafter and on the Facility Termination Date.

3.   Representations and Warranties of the Borrowers.
     -----------------------------------------------

     3.1 Each Borrower represents and warrants that the execution, delivery and performance by such Borrower of this Amendment Agreement

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
have been duly authorized by all necessary corporate action and that this Amendment Agreement is a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as the enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and
(b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

     3.2 Each Borrower hereby certifies that each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof.

4.   Reference to and Effect on the Credit Agreement.
     -----------------------------------------------

     4.1 Upon the effectiveness of this Amendment Agreement, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

     4.2 Except as specifically amended above, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect and shall be binding upon each Borrower in all respects and are hereby ratified and confirmed.

     4.3 The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of (a) any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the Loan Documents, or (b) any Default or Unmatured Default under the Credit Agreement.

5.   Costs and Expenses.  Each Borrower agrees to pay on demand all
     ------------------
costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment Agreement, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

6.   CHOICE OF LAW.  THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED IN
     -------------
ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

7.   Execution in Counterparts.  This Amendment Agreement may be
     -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be

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
deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment Agreement shall become effective as of the date first above written; provided, that
                                                     --------
the Agent has received counterparts of this Amendment Agreement duly executed by each Borrower and each Lender.

8.   Headings.  Section headings in this Amendment Agreement are
     --------
included herein for convenience of reference only and shall not constitute a part of this Amendment Agreement for any other purposes.


                      [signature pages to follow]

     IN WITNESS WHEREOF, the Borrowers, the Agent and the Lenders have executed this Amendment Agreement as of the date first above written.

Borrowers:               SCOTSMAN GROUP INC.
- ---------

                         By: /s/ D. D. Holmes
                             ----------------------------------------
                         Title: Vice President
                                -------------------------------------

                         THE DELFIELD COMPANY

                         By: /s/ D. D. Holmes
                             ----------------------------------------
                         Title: Vice President
                                -------------------------------------

                         SCOTSMAN DRINK LIMITED

                         By: /s/ D. D. Holmes
                             ----------------------------------------
                         Title: Vice President
                                -------------------------------------

                         WHITLENGE DRINK EQUIPMENT LIMITED

                         By: /s/ D. D. Holmes
                             ----------------------------------------
                         Title: Director
                                -------------------------------------

                         FRIMONT S.P.A.

                         By: /s/ Richard C. Osborne
                             ----------------------------------------
                         Title: Director
                                -------------------------------------

                         CASTEL MAC S.P.A.

                         By: /s/ Richard C. Osborne
                             ----------------------------------------
                         Title: Director
                                -------------------------------------

Lenders:                 THE FIRST NATIONAL BANK OF CHICAGO
- -------
                              Individually and as Agent

                         By: /s/ Julia A. Bristow
                             ----------------------------------------
                         Title: Vice President
                                -------------------------------------

                         BANK OF AMERICA ILLINOIS
                         (formerly, Continental Bank, N.A.)

                         By: /s/  J.T. Koch
                             ----------------------------------------
                         Title: Senior Vice President
                                -------------------------------------

                         COMERICA BANK -- ILLINOIS

                         By: /s/ Shonagh Aylsworth
                             ----------------------------------------
                         Title: Vice President
                                -------------------------------------

                         THE BANK OF NOVA SCOTIA

                         By: /s/ Amanda Norsworthy
                             ----------------------------------------
                         Title: Assistant Agent
                                -------------------------------------

                         SCOTIABANK (UK) LIMITED

                         By: /s/ P. D. Girling
                             ----------------------------------------
                         Title: Manager
                                -------------------------------------

                         CAISSE NATIONALE DE CREDIT AGRICOLE

                         By: /s/ David Bouhl, F.V.P.
                             ----------------------------------------
                         Title: Head of Corporate Banking - Chicago
                                -------------------------------------

                         BANK OF SCOTLAND

                         By: /s/ Elizabeth Wilson
                             ----------------------------------------
                         Title: Vice President and Branch Manager
                                -------------------------------------


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